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                                                                Exhibit 1.1(a)



                      THE EQUITABLE COMPANIES INCORPORATED

                                 Debt Securities


                             Underwriting Agreement




                                                                   April 1, 1998


To the Representatives of the
several Underwriters named in
the respective
Pricing Agreements
hereinafter described.

Ladies and Gentlemen:

         From time to time The Equitable Companies Incorporated, a Delaware corporation (the "Company"), proposes to enter into one or more pricing agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions or deletions as the parties thereto may agree, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular series of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (such indenture including any supplement thereto relating to the Designated Securities, the "Indenture") identified in such Pricing Agreement. The standard provisions set forth herein shall be incorporated by reference in any Pricing Agreement.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting
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as sole representative of the Underwriters and to an Underwriter or Underwriters
who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic or facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-45415) in respect of the Securities and Amendment No. 1 thereto have been filed with the Securities and Exchange Commission (the "Commission"); such registration statement as so amended and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for delivery to each of the Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than any prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the


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                  form heretofore delivered to the Representatives, or except as permitted by Section 5(a) hereof); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding any Statement of Eligibility on Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement", provided that if the Company files an abbreviated registration statement pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration Statement"), then any reference herein to the term Registration Statement shall be deemed to include such Rule 462(b) Registration Statement; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in


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                  accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                           (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus or the Prospectus as amended or supplemented;

                           (c)      The Registration Statement and the
                  Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the


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                  Representatives expressly for use in the Prospectus or the
                  Prospectus as amended or supplemented;

                           (d)      Neither the Company nor any of its
                  Significant Subsidiaries (as defined below) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and other than any such loss or interference which would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of either the Investment Subsidiaries Group (as defined below) or the Insurance Group (as defined below) or of The Equitable (as defined below) considered as a consolidated entity (a "Material Adverse Effect"); and, since the date of the latest financial statements included or incorporated by reference in the Prospectus, there has not been any increase in the consolidated long-term debt of The Equitable (other than long-term debt related to consolidated real estate joint ventures which is non-recourse to the Company or any of its Insurance Subsidiaries (as defined below) and other than long-term debt that may have been incurred by The Equitable not in excess of the amount to be set forth in Schedule II of the Pricing Agreement applicable to the Designated Securities ("Other Permitted Debt")), or any material adverse change, or any development involving a prospective material adverse change, in or affecting (X) the assets, general affairs, management, financial position or equity of either the Alliance Group or the DLJ Group, (Y) the assets, general affairs, management, financial position, equity or results of operations of either the Investment Subsidiaries Group or the Insurance Group, or of The Equitable considered as a consolidated entity or (Z) the statutory capital or surplus of The Equitable Life Assurance Society of the United States ("Equitable Life"), in each case otherwise than as set forth or contemplated in the Prospectus. As used herein, "Significant Subsidiaries" shall mean Equitable Life, The Equitable of Colorado, Alliance Capital Management Corporation ("ACMC"), Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Alliance Capital Management L.P. ("Alliance"), ACMC, Inc. ("ACMCI"), Equitable Holdings, LLC ("EHLLC") and Equitable Investment Corporation ("EIC"); the "DLJ Group"

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                  shall mean DLJ and its consolidated subsidiaries, considered as a whole; the "Investment Subsidiaries Group" shall mean the Alliance Group, the DLJ Group and EHLLC and its consolidated subsidiaries including without limitation EIC, considered as a whole; the "Insurance Group" shall mean Equitable Life and its subsidiaries which are engaged in the life insurance business, considered as a whole; the "Alliance Group" shall mean Alliance and its consolidated subsidiaries, ACMC and ACMCI considered as a whole; and "The Equitable" shall mean the Company and its consolidated subsidiaries considered as a whole;

                           (e) Each of the Company and its Significant Subsidiaries has good and insurable title in fee simple to all real property owned by it (other than real property held solely for investment purposes) and good title to all personal property owned by it which in any such case is material to any of the Alliance Group, the DLJ Group, the Investment Subsidiaries Group or the Insurance Group, or to The Equitable, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any Significant Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as do not, individually or in the aggregate, have a Material Adverse Effect;

                           (f) Each of the Company and its Significant Subsidiaries has been duly organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization; each of the Company and its Significant Subsidiaries has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or partnership for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

                           (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued


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                  and are fully paid and non-assessable; if the Designated
                  Securities are convertible, the outstanding capital stock of the Company conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus as amended or supplemented; and all of the issued shares of capital stock or partnership or member interests of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and except as set forth in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (h)      As of the Time of Delivery for such
                  Designated Securities (as defined in Section 4 hereof) the Indenture will have been duly authorized, executed and delivered by the Company, and will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to the creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles; the Indenture conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities; and the Indenture has been duly qualified under the Trust Indenture Act;

                           (i) The Designated Securities have been duly authorized and, when Designated Securities are executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to the creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles; and such Designated Securities will conform in all material respects to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;


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                           (j)      If the Designated Securities are
                  convertible, the shares of Common Stock issuable upon conversion of the Designated Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon conversion of the Designated Securities in accordance with the terms of the Indenture, will have been validly issued and will be fully paid and non-assessable and the issuance of such shares of Common Stock will not be subject to any presently existing preemptive or other similar rights;

                           (k) This Agreement and the Pricing Agreement with respect to such Designated Securities has been duly authorized, executed and delivered by the Company;

                           (l) The execution and delivery by the Company of, and the performance by the Company of its obligations under the Designated Securities, the Indenture, this Agreement and any Pricing Agreement, the issuance and sale of the Designated Securities to the Underwriters, if the Designated Securities are convertible, the issuance of Common Stock on conversion of the Designated Securities, the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of (A) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect, (B) the provisions of the charter or by-laws (or with respect to Alliance, other organizational documents) of the Company or any Significant Subsidiary or (C) any term or provision of Equitable Life's Plan of Reorganization, as adopted November 27, 1991 and


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                  as amended by Amendment No. 1 thereto on December 31, 1991 by the Board of Directors of Equitable Life (the "Plan");

                           (m) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United States or any state thereof required for the issuance and sale of the Designated Securities or if the Designated Securities are convertible, the issuance of Common Stock upon conversion of the Designated Securities have been obtained and are in full force and effect, except as may be required under state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (n) Each of the Company and the Significant Subsidiaries has all necessary consents, licenses, authorizations, approvals, orders, certificates and permits (collectively, the "Consents") of and from, and has made all filings and declarations (collectively, the "Filings") with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, except where the failure to obtain any such Consent or to make any such Filing would not, individually or in the aggregate, have a Material Adverse Effect; all such Consents and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as set forth in the Prospectus and except for any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect, and, to the best of the Company's and the Significant Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation;

                           (o) Each of Equitable Life and its subsidiaries which are engaged in the life insurance business (the "Insurance Subsidiaries") is duly licensed or authorized to conduct such business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or

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                  authorization, except where the failure to be so licensed or authorized would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group; all such licenses or authorizations are in full force and effect and neither the Company nor Equitable Life nor any Insurance Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of Equitable Life or any Insurance Subsidiary, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group, and, to the best of the Company's, Equitable Life's and the Insurance Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation; each of the Company, Equitable Life and the Insurance Subsidiaries is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the assets, business, financial position, equity, results of operations or prospects of the Insurance Group; and the Company or Equitable Life have disclosed to the Underwriters all pending significant examinations by, and all significant examinations which have been completed and filed since January 1, 1997 by, any governmental authority having jurisdiction to regulate the insurance operations of Equitable Life or any Insurance Subsidiary;

                           (p) None of the Company or any Significant Subsidiary (other than certain separate accounts of Equitable
                  Life) is required to be registered as an investment company with the Commission or in any jurisdiction where it conducts business; each of the Company and the Significant Subsidiaries is registered in all capacities with each federal, state, local or other governmental authority and is registered with, a member of, or a participant in, each self-regulatory organization, in each case, as is necessary to conduct its business as described in or contemplated by the Prospectus, except where the failure to be so registered, or to be a member or participant, would not, individually or in the aggregate, have a Material Adverse Effect; all such registrations and memberships are in full force and effect and neither the Company

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                  nor any of its Significant Subsidiaries has received any
                  notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such registrations or memberships, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's and the Significant Subsidiaries' knowledge, there is no sustainable basis for any such suspension, revocation or limitation; each of the Company and the Significant Subsidiaries is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements in connection with such registrations or memberships, as the case may be, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect;

                           (q) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by government authorities or threatened by others;

                           (r) Price Waterhouse LLP, who have certified the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           (s) None of the Company or any Significant Subsidiary has received written notice that it is not in compliance with, and, to the best of the Company's and each Significant Subsidiary's knowledge, each is in compliance with, any applicable foreign, federal, state or local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), and each of the Company and its Significant Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with

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                  Environmental Laws, failure to receive required permits,
                  licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect; the costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties and any potential liabilities to third parties) associated with compliance with Environmental Laws would not, singly or in the aggregate, have a Material Adverse Effect;

                           (t) The financial statements of the Company and its consolidated subsidiaries, together with the related notes, incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), comply in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder and present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with generally accepted accounting principles at the respective dates or for the respective periods to which they apply; and the financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus are presented fairly in all material respects;

                           (u) The Company and its Significant Subsidiaries own, possess, have adequate rights to use or can acquire on reasonable terms, all licenses, logos, copyrights, trademarks, service marks and trade names which are material in the United States to the Alliance Group, the DLJ Group, the Investment Subsidiaries Group or the Insurance Group or to The Equitable considered as a consolidated entity, and neither the Company nor any Significant Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any Material Adverse Effect; and

                           (v) The pro forma condensed consolidated balance sheet and condensed consolidated statements of earnings and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in all material respects in accordance with the applicable

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                  requirements of Rule 11-02 of Regulation S-X promulgated under the Exchange Act, have been compiled on the pro forma basis described therein, and in the opinion of the Company, the assumptions used in the preparation thereof were reasonable at the time made and the adjustments used therein are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made.

         To the extent the foregoing representations and warranties contained in this Section 2 relate to the issuance of Common Stock upon the conversion of the Designated Securities, the Company has assumed, with your approval, that any such issuance of the Designated Securities and the Common Stock will not result in a violation of any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in immediately available funds to an account maintained by the Company, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

         5. The Company agrees with each of the Underwriters of any Designated Securities:

                           (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval will not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

                           (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such United States jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities and by such time as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case any Underwriter is required to deliver a prospectus in connection with sales of the Designated Securities at any time more than nine months after the date of the Pricing Agreement related to such Designated Securities, the cost of such preparation and the furnishing of such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Securities;

                           (d)      To make generally available to its
                  securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the
                  Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
                  Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

                           (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky Memoranda, and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws and state insurance securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture, the Securities and the other transactions contemplated by this Agreement; (viii) the fees and expenses of any transfer or paying agent or registrar of the Company in connection with the Designated Securities (including the fees and expenses of counsel for such transfer or paying agent or registrar); (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Designated Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Davis Polk & Wardwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to this Agreement and the Pricing Agreement for such Designated Securities, the Indenture, the Designated Securities being delivered at such Time of Delivery, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Debevoise & Plimpton, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i)      The Company is a corporation duly
                  incorporated, validly existing and in good standing under the laws of the State of Delaware and Equitable Life is duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York;

                           (ii) Each of the Company and Equitable Life has full corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (iii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities being delivered at such Time of Delivery have been duly authorized, executed and delivered by the Company;

                           (v) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                           (vi) The Designated Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, will be valid and binding obligations of the Company and entitled to the benefits of the Indenture, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, fraudulent transfer, reorganization, moratorium and similar laws relating to the creditors of insurance companies or affecting the rights of creditors generally and by general equitable principles; [if the Designated Securities are convertible:] the shares of Common Stock issuable upon conversion of the Designated Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon conversion of the Designated Securities in accordance with the terms of the Indenture, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares of Common Stock will not be subject to any presently existing preemptive or other similar rights;

                           (vii) The Designated Securities and the Indenture conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                           (viii) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United States or the States of Delaware (insofar as the General Corporation Law of such state is concerned) and New York required by the Company for the issuance and sale of the Designated Securities being delivered at such Time of Delivery to the Underwriters [if the Designated Securities are convertible:] and the issuance of Common Stock upon conversion of the Designated Securities have been obtained and are in full force and effect, except that such counsel need express no opinion as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (ix) If applicable, the statements in the Prospectus as amended or supplemented under the captions "Certain Federal Income Tax Considerations", "Certain Federal Income Tax Considerations for Foreign Holders" and any other captions specified in Schedule II to the Pricing Agreement applicable to the Designated Securities, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the matters referred to therein with respect to such legal matters, documents or proceedings;

                           (x) The Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; and the Prospectus as amended or supplemented was filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act; and

                           (xi)     The Registration Statement and the
                  Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

         In rendering such opinion, Debevoise & Plimpton may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Debevoise & Plimpton may also assume, to the extent their opinion relates to the issuance of Common Stock upon the conversion of Designated Securities that any such issuance of Common Stock will not result in a violation of any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

         Debevoise & Plimpton shall also have stated that, while they have not themselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement and the Prospectus as amended or supplemented, except to the limited extent stated in paragraphs (vii) and (x) above, in the course of their review and discussion of the contents of the Registration Statement and the Prospectus as amended or supplemented, with certain officers and employees of the Company and Equitable Life and the Company's independent accountants, but without independent check or verification, no facts have come to their attention which cause them to believe that the Registration Statement (including the prospectus contained therein) or any further amendment or supplement thereto made by the Company prior to the Time of Delivery, at the time it became effective (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as amended or supplemented or any further amendments or supplements thereto made by the Company prior to the Time of Delivery of such Designated Securities (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no belief) contained as of its date or contains as of the Time of Delivery any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

         (d) Robert E. Garber, Executive Vice President and General Counsel of the Company, or other counsel satisfactory to the Representatives, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) Each of the Significant Subsidiaries other than Equitable Life, Alliance and EHLLC is a corporation duly incorporated, Alliance is a limited partnership duly authorized and EHLLC is a limited liability company duly organized and each of the Significant Subsidiaries other than Equitable Life is validly existing and in good standing under the laws of its jurisdiction of organization;

                           (ii) Each Significant Subsidiary other than Equitable Life has the full power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented relating to the Designated Securities; and each of the Company and the Significant Subsidiaries is duly qualified as a foreign corporation or partnership to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the assets, business, financial position, equity or results of operations of The Equitable (a "Material Adverse Effect on The Equitable");

                           (iii) Each of the Company and the Significant Subsidiaries has all necessary Consents of and from, and has made all Filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations (as defined in the Exchange Act) to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus as amended or supplemented relating to the Designated Securities, except where the failure to obtain any such Consent or to make any such Filing would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such Consents and Filings are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Consent or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except for any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

                           (iv) Each of Equitable Life and the Insurance Subsidiaries is duly licensed or authorized to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or authorization, except where the failure to be so licensed or authorized would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such licenses or authorizations are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor Equitable Life nor any Insurance Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of Equitable Life or any Insurance Subsidiary, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

                           (v) None of the Company or any Significant Subsidiary (other than certain separate accounts of Equitable
                  Life) is required to be registered as an investment company with the Commission or in any United States jurisdiction where it conducts business; each of the Company and the Significant Subsidiaries is registered in all capacities with each federal, state, local or other governmental authority and is registered with, a member of, or a participant in, each self-regulatory organization, in each case, as is necessary to conduct its business as described in or contemplated by the Prospectus as amended or supplemented relating to the Designated Securities, except where the failure to be so registered, or to be a member or participant, would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable; all such registrations and memberships are in full force and effect and, to the best of such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such registrations or memberships, except any such suspension, revocation or limitation which would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable;

                           (vi) All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock, partnership interests or member interests of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and except as set forth in the Prospectus as amended or supplemented relating to the Designated Securities, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (vii) The execution and delivery by the Company of, and the performance by the Company of its obligations under the Designated Securities, this Agreement and the Pricing Agreement applicable to such Designated Securities and the Indenture, the issuance and delivery of the Designated Securities being delivered at such Time of Delivery to the Underwriters, [if the Designated Securities are convertible:] the issuance of Common Stock upon conversion of the Designated Securities, the compliance by the Company with all of the provisions of the Designated Securities, this Agreement and such Pricing Agreement and the Indenture and the consummation of the transactions herein and therein contemplated will not, to the best of such counsels' knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable, nor will such action result in any violation of (A) to the best of such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their properties, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect on The Equitable, or (B) the provisions of the charter or by-laws (or with respect to Alliance and EHLLC, other organizational documents) of the Company or any Significant Subsidiary;

                           (viii) All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or governmental agency or body of the United States or any state thereof required for the issuance and sale of the Designated Securities being delivered at such Time of Delivery to the Underwriters, [if the Designated Securities are convertible:] and the issuance of Common Stock upon conversion of the Designated Securities have been obtained and are in full force and effect, except that such counsel need express no opinion as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (ix) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus as amended or supplemented relating to the Designated Securities, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on The Equitable, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by government authorities or threatened by others;

                           (x) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and

                           (xi) The documents incorporated by reference in the Prospectus (other than the financial statements, schedules and notes thereto and other financial and statistical information contained therein as to which such counsel need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

         In rendering such opinion, such counsel may indicate that he is a member of the bar of the State of New York. Insofar as the foregoing opinion relates to the DLJ Group or any member of the DLJ Group or to the Alliance Group or any member of the Alliance Group, such counsel may rely on the opinion or opinions of the General Counsel of DLJ or Alliance (or other counsel satisfactory to the Representatives), provided that a copy of each such opinion is delivered to the Representatives and is in form and substance satisfactory to the Representatives. In addition, such counsel may rely on the opinions of local counsel provided that a copy of each such opinion is delivered to the Representatives and is in form and substance satisfactory to the Representatives or, to the extent such counsel deems appropriate, on the members of the Company's or Equitable Life's Law Department under his supervision who have familiarity with the laws of any applicable jurisdiction. In rendering such opinion, Robert E. Garber (or such other counsel) may also assume, to the extent his opinion relates to the issuance of Common Stock upon the conversion of the Designated Securities, that any such issuance of Common Stock will not result in a violation of any state insurance holding company statute relating to the acquisition of control of the Company or any of its subsidiaries.

         Robert E. Garber (or such other counsel) shall also have stated that, while neither he nor any member of the Company or Equitable Life's law department under his supervision has checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement and the Prospectus as amended or supplemented, in the course of his and such members of the Company's and Equitable Life's law departments' review and discussion of the contents of the Registration Statement and the Prospectus as amended or supplemented with certain officers and employees of the Company and Equitable

Life and the Company's independent accountants, but without independent check or verification, no facts have come to his attention which cause him to believe that (i) the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no belief), when such documents became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; or
(ii) the Registration Statement (including the prospectus contained therein) or any further amendment or supplement thereto made by the Company prior to the Time of Delivery at the time it became effective (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no belief) contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as amended or supplemented or any further amendments or supplements thereto made by the Company prior to the Time of Delivery of such Designated Securities (other than the financial statements, schedules and notes thereto and other financial and statistical information contained or incorporated by reference therein and except for the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need express no belief) contained as of its date or contains as of the Time of Delivery any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and the financial and statistical information included and incorporated by reference in the Prospectus; provided that any such letter shall use a "cut-off date" not more than three business days prior to the date of such letter;

         (f) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the date of the latest financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any increase in the consolidated long-term debt of The Equitable (other than long-term debt related to consolidated real estate joint ventures which is non-recourse to the Company and any of its Insurance Subsidiaries and other than Other Permitted Debt), or any change, or any development involving a prospective change, in or affecting (a) the assets, general affairs, management, financial position, equity or prospects of either the Alliance Group or the DLJ Group, (b) the assets, general affairs, management, financial position, equity, results of operations or prospects of either the Investment Subsidiaries Group or the Insurance Group or of The Equitable considered as a consolidated entity or (c) the statutory capital or surplus of Equitable Life, in each case otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

         (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in any rating of Equitable Life or the rating accorded any debt securities or preferred stock of the Company, Equitable Life or any member of the DLJ Group or the Alliance Group by A.M. Best & Co., Duff & Phelps Inc., Standard & Poor's Corporation, Moody's Investors Service, Inc. or any other "nationally recognized statistical rating organization", and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating;

         (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the London Stock

Exchange, the Tokyo Stock Exchange or the National Association of Securities Dealers, Inc.; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities; (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Designated Securities; or (vi) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority or any proposal to enact, publish, decree or otherwise promulgate any such statute, regulation, rule or order, if the effect of any such event specified in this Clause (vi) on the business, operations or prospects of the Company, Equitable Life or any Significant Subsidiary is in the judgment of the Representatives material and adverse so as to make it impracticable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities; and

         (i) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (f) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this

Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

         11.      If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                            Very truly yours,

                                            THE EQUITABLE COMPANIES
                                               INCORPORATED

                                            By: /s/ Kevin R. Byrne
                                               --------------------------------
                                               Name:
                                               Title:

                                                                         ANNEX I

                                PRICING AGREEMENT


                                                               , 19


[Names of Representative(s),]
As Representatives of the
several Underwriters named
in Schedule I hereto,
[c/o ________________]
[Address]

Ladies and Gentlemen:

         The Equitable Companies Incorporated, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated April 1, 1998 (the "Underwriting Agreement"), a signed copy of which has been delivered to you, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein [but shall, in each case, give full effect to any matters set forth under the caption "Other Terms" in Schedule II hereto]; and each of the representations and warranties set forth in the Underwriting Agreement shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement, [in each case giving full effect to any matters set forth under the caption "Other Terms" in Schedule II hereto]. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us ____(1) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

--------
     (1) One for the Company and each Representative plus one for each counsel.

                                            Very truly yours,

                                            THE EQUITABLE COMPANIES
                                              INCORPORATED



                                            By:
                                              ------------------------------
                                              Name:
                                              Title:


Accepted as of the date hereof:

[Name(s) of Representative(s)]

By:
   ----------------------------
   Name:
   Title:

      On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                 PRINCIPAL
                                                                 AMOUNT OF
                                                                 DESIGNATED
                                                                 SECURITIES
                                                                   TO BE
                              UNDERWRITER                        PURCHASED
                              -----------                        ---------
[Name(s) of Representative(s)]                                    $

[Names of other Underwriters]

Total                                                             $

                                   SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

         [  %] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due                       ,



AGGREGATE PRINCIPAL AMOUNT:
         [$]



PRICE TO PUBLIC:

         % of the principal amount of the Designated Securities, plus accrued
         interest[, if any,] from          to            [and accrued
         amortization[, if any,] from                 to           ]



PURCHASE PRICE BY UNDERWRITERS:

         % of the principal amount of the Designated Securities, plus accrued
         interest from             to          [and accrued amortization[, if
         any,] from         to                    ]



FORM OF DESIGNATED SECURITIES:

         [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]](2)

         [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for
--------
              (2) Include this provision if the Designated Securities will be issued in definitive, certificated form (as opposed to global, book-entry form). The reference to delivery of the Designated Securities at the office of DTC or its designated custodian should be included if the Designated Securities will be DTC eligible (i.e., they will be delivered in definitive form, rather than book-entry only form, but will be eligible to be held through the facilities of DTC). The reference to delivery of the Designated Securities at the office of the Representatives should be included if the Designated Securities are not DTC eligible and therefore should be delivered to the office of the Representatives for checking and packaging prior to the closing. Check with relevant syndicate desk to determine the appropriate form of the securities and the location for delivery.

         trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.] (3)



SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same day) funds by wire transfer to the account of the Company.


TIME OF DELIVERY:

         a.m. (New York City time),                      , 19



INDENTURE:

         [Indenture dated as of December 1, 1993 between the Company and The Chase Manhattan Bank (formerly Chemical Bank), as Trustee, as supplemented by the [number] Supplemental Indenture dated as of , 19 between the Company and the Trustee]

         [Subordinated Indenture dated as of October 22, 1994, between the Company and State Street Bank and Trust Company (successor to Shawmut Bank Connecticut, National Association), as Trustee, as supplemented by the [number] Supplemental Indenture dated as of , 19 between the Company and the Trustee]



MATURITY:



INTEREST RATE:

         [   %] [Zero Coupon] [See Floating Rate Provisions]



INTEREST PAYMENT DATES:

         [months and dates, commencing ....................., 19..]


--------
         (3) Include this provision if the Designated Securities will be delivered in global, book-entry only form through DTC.

REDEMPTION PROVISIONS:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

         [on or after       ,     at the following redemption prices (expressed
         in percentages of principal amount).  If [redeemed on or before
         ,    %, and if] redeemed during the 12-month period beginning        ,




               YEAR                           REDEMPTION PRICE








       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

       [on any interest payment date falling on or after , , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

       [Restriction on refunding]



SINKING FUND PROVISIONS:

       [No sinking fund provisions]

       [The Designated Securities are entitled to the benefit of a sinking fund
       to retire [$         ] principal amount of Designated Securities on
       in each of the years        through        at 100% of their principal
       amount plus accrued interest[,together with [cumulative] [noncumulative]
       redemptions at the option of the Company to retire an additional [$     ]
       principal amount of Designated Securities in the years         through
               at 100% of their principal amount plus accrued interest.]

          [If Designated Securities are extendable debt securities, insert-

EXTENDABLE PROVISIONS:

         Designated Securities are repayable on        ,          [insert date
         and years], at the option of the holder, at their principal amount with
         accrued interest. The initial annual interest rate will be   %, and
         thereafter the annual interest rate will be adjusted on       ,
         and to a rate not less than    % of the effective annual interest rate
         on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

          [If Designated Securities are floating rate debt securities, insert--



FLOATING RATE PROVISIONS:

         Initial annual interest rate will be     % through      [and thereafter
         will be adjusted [monthly] [on each      ,    ,         and       ]
         [to an annual rate of % above the average rate for      -year [month]
         [securities][certificates of deposit] issued by                   and
         [insert names of banks].] [and the annual interest rate [thereafter]
         [from      through        ] will be the interest yield equivalent of
         the weekly average per annum market discount rate for        -month
         Treasury bills plus % of Interest Differential (the excess, if any, of
         (i) the then current weekly average per annum secondary market yield
         for        -month certificates of deposit over (ii) the then current
         interest yield equivalent of the weekly average per annum market
         discount rate for      -month Treasury bills); [from and thereafter
         the rate will be the then current interest yield equivalent plus   % of
         Interest Differential].]

            [If the Designated Securities are convertible, insert --


CONVERSION PROVISIONS:

         The initial conversion price will be $           , equivalent to
         shares of Common Stock for each $1,000 principal amount of Designated Securities.]


DEFEASANCE PROVISIONS:

         The provisions of Article      of the Indenture [will/will not] be
         applicable to the Designated Securities.

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
CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:



ADDITIONAL CLOSING CONDITIONS:

         Paragraph 7(h) of the Underwriting Agreement will need to be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

         "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".


OTHER PERMITTED DEBT:

         For purposes of Section 2(d) of the Underwriting Agreement the amount
         of Other Permitted Debt is $ [, of which no more than $           may
         have been incurred by the DLJ Group].

Names and addresses of Representatives:

         Designated Representatives:
         Address for Notices, etc.:



[OTHER TERMS](4):




--------
        (4)A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering. This section should also reference any modifications or additions to the Underwriting Agreement agreed to between the Company and the Representatives.

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
COMPLETED AND PENDING INSURANCE EXAMINATIONS:

         The requirements of the last clause of Section 2(o) of the Underwriting Agreement should be discussed prior to the signing of the Pricing Agreement.

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